UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2016

pdvWireless, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36827	33-0745043
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

3 Garret Mountain Plaza Suite 401 Woodland Park, NJ	07424
(Address of principal executive offices)	(Zip Code)

(973) 771-0300
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07  Submission of Matters to a Vote of Security Holders.

On August 10, 2016, pdvWireless, Inc. (the “Company”) held its 2016 Annual Meeting of Stockholders (the “Annual Meeting”).  Of the 14,300,790 shares of the Company’s common stock outstanding as of the record date, 12,322,972 shares, or 86.17%, were represented at the Annual Meeting either in person or by proxy.

In accordance with the Company’s Bylaws, the presence of the holders of at least a majority of the outstanding shares of common stock at the Annual Meeting, whether in person or by proxy, constituted a quorum for the transaction of business at the Annual Meeting.  Broker Non-Votes are shares held in street name by brokers, banks or other nominees who were present in person or represented by proxy at the Annual Meeting, but which were not voted on a proposal because the brokers, banks or nominees did not have discretionary authority with respect to that proposal and they had not received voting instructions from the beneficial owner prior to the Annual Meeting.  Under the Company’s Bylaws, the directors are elected by a plurality of the votes cast in person or by proxy at the Annual Meeting, which means that the director nominees who received the highest number of “For” votes were elected.   Approval of the other proposal requires the affirmative vote of a majority of the votes cast in person or by proxy at the Annual Meeting.  Abstentions and Broker Non-Votes are not considered to be votes cast under the Company’s Bylaws, and as a result, have no effect on the outcome of the vote.

A description of each matter voted upon at the Annual Meeting is described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on June 29, 2016. The number of votes cast For and Withheld and Against and the number of Abstentions and Broker Non-Votes with respect to each applicable matter voted upon are set forth below.

(1)Election of Directors.  The Company’s stockholders elected Brian D. McAuley, Morgan E. O’Brien, John C. Pescatore, T. Clark Akers, Andrew Daskalakis, Peter G. Schiff and John C. Sites as directors, to hold office until the 2017 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified.  The following table shows the number of votes cast For and Withheld and the number of Broker Non-Votes for each nominee:

Withh
Director	For	Withheld	Broker Non-Votes
Brian D. McAuley	8,762,976	222,137	3,337,859
Morgan E. O’Brien	8,751,321	233,792	3,337,859
John C. Pescatore	8,942,784	42,329	3,337,859
T. Clark Akers	7,403,107	1,582,006	3,337,859
Andrew Daskalakis	7,176,696	1,808,417	3,337,859
Peter G. Schiff	7,385,792	1,599,321	3,337,859
John C. Sites	8,916,306	68,807	3,337,859

(2)Ratification of Auditors.  The Company’s stockholders ratified the appointment of PKF O’Connor Davies as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2017. The following table shows the tabulation of the votes cast For and Against this proposal as well as the Abstentions submitted on this proposal:

For	Against	Abstentions
12,318,962	1,435	2,575

No other items were presented for stockholder approval at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

pdvWireless, Inc.

Date: August 10, 2016	/s/ John C. Pescatore
John C. Pescatore
President and Chief Executive Officer